UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 15, 2007
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     As previously disclosed in a press release of Countrywide Financial Corporation (the “Company”) dated August 16, 2007, Countrywide Home Loans, Inc., a wholly-owned subsidiary of the Company (“CHL”), borrowed the following amounts pursuant to the credit agreements described below:

Facility	Amount	Maturity
JPMorgan 364-Day Credit Agreement	$6.44 billion	May 7, 2008

JPMorgan Five-Year Credit Agreement	$2.64 billion	May 10, 2011

Barclays 364-Day Credit Agreement	$0.66 billion	November 16, 2007

Barclays Five-Year Credit Agreement	$1.54 billion	November 17, 2011

William Street 364-Day Credit Agreement	$0.06 billion	May 8, 2008

William Street Five-Year Credit Agreement	$0.14 billion	May 10, 2011

Total	$11.48 billion
     As previously disclosed in the Company’s filings with the Securities and Exchange Commission, the Company and CHL are parties to the following credit agreements:
•	Five-Year Credit Agreement, dated as of May 10, 2006 (the “JPMorgan Five-Year Credit Agreement”), among the Company, CHL, JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A. and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto (the terms of which are incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 16, 2006);

•	364-Day Credit Agreement, dated as of November 17, 2006 (the “Barclays 364-Day Credit Agreement”), among the Company, CHL, Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto (the terms of which are incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 22, 2006); and

•	Five-Year Credit Agreement, dated as of November 17, 2006 (the “Barclays Five-Year Credit Agreement”), among the Company, CHL, Countrywide Bank, N.A., Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto (the terms of which are incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 22, 2006).
     The Company and CHL are also parties to a 364-Day Credit Agreement dated as of May 9, 2007 (the “JPMorgan 364-Day Credit Agreement”), with JPMorgan Chase Bank, N.A., as managing administrative agent

(“JPMorgan”), Bank of America, N.A., as administrative agent (“BofA”), ABN AMRO Bank N.V., as syndication agent (“ABN”), Citibank, N.A. (“Citibank”) and Deutsche Bank AG New York Branch (“Deutsche”), as documentation agents, and the lenders party thereto (the “Lenders”). The JPMorgan 364-Day Credit Agreement is a senior unsecured revolving credit facility that provides funding for general corporate purposes, and provides liquidity back-up for the Company’s unsecured commercial paper program. The JPMorgan 364-Day Credit Agreement permits the Company or CHL to borrow a maximum of $2,640,000,000 in the aggregate (which can be increased to up to $2,760,000,000 upon agreement of the Lenders). As consideration for the JPMorgan 364-Day Credit Agreement, the Company pays certain fees to JPMorgan, as managing administrative agent, BofA, as administrative agent, ABN, as syndication agent, Citibank and Deutsche, as documentation agents, and the Lenders. The JPMorgan 364-Day Credit Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
     On May 9, 2007, the Company and CHL also entered into the First Amendment to the Five-Year Credit Agreement, dated as of May 9, 2007 (the “First Amendment”), with the lenders party thereto, BofA, as administrative agent, and JPMorgan, as managing administrative agent, which among other things amended certain definitions and covenants. The First Amendment is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
     Additionally, the Company and CHL are parties to a 364-Day Credit Agreement, dated as of May 9, 2007 (the “William Street 364-Day Credit Agreement”), and a Five-Year Credit Agreement, dated as of May 10, 2006 (the “William Street Five-Year Credit Agreement”), with William Street Credit Corporation, as Lender.
     Each of the borrowings made under the above-referenced credit agreements currently bears interest at a rate equal to the federal funds rate specified in the applicable credit agreement, plus an additional spread amount based upon the credit ratings of the senior, unsecured, long-term indebtedness of CHL, as borrower. As a result, the interest rate of each of the borrowings will vary depending upon changes in the federal funds rate and the credit ratings of CHL.
     The terms of each of the credit agreements are substantially similar. Each requires the Company to maintain a Consolidated Net Worth (as defined in each agreement) of at least $7,680,000,000, restricts the ability of the Company and its subsidiaries to engage in certain mergers, acquisitions and asset sales, or to incur certain liens, and limits the amount of indebtedness that may be incurred by subsidiaries owning mortgage servicing rights to $100 million. In the event of a default under any of the credit agreements, the Company and its subsidiaries would be subject to additional restrictions, including an inability to pay dividends or make other distributions to its stockholders.
     The foregoing general description of each credit agreement is qualified in its entirety by reference to the specific terms of each agreement or amendment filed as an exhibit to this Current Report on Form 8-K or incorporated by reference into this Current Report on Form 8-K, as indicated above.
     Many of the lenders under the credit agreements and/or their affiliates provide other forms of financing to the Company, CHL and their affiliates under various other arrangements and some act as underwriters in connection with certain securities offerings by the Company, CHL and their affiliates.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
No.	Description

99.1	364-Day Credit Agreement dated as of May 9, 2007, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A. and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto.

99.2	First Amendment to the Five-Year Credit Agreement, dated as of May 9, 2007, by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent for the lenders party thereto, and JPMorgan Chase Bank, N.A., as managing administrative agent for the lenders party thereto.

99.3	Press Release of Countrywide Financial Corporation dated August 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: August 16, 2007	/s/ Eric P. Sieracki
	Name:	Eric P. Sieracki
	Title:	Executive Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	364-Day Credit Agreement dated as of May 9, 2007, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A. and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto.

99.2	First Amendment to the Five-Year Credit Agreement, dated as of May 9, 2007, by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent for the lenders party thereto, and JPMorgan Chase Bank, N.A., as managing administrative agent for the lenders party thereto.

99.3	Press Release of Countrywide Financial Corporation dated August 16, 2007.